Investor Presentation

August 2025


OUR 100% ORGANIC PRODUCE DEPARTMENTS ARE UNUSUAL, BECAUSE WE DON'T SHARE THEM WITH ANYTHING THAT ISN'T ORGANIC!
AS USDA CERTIFIED ORGANIC HANDLERS, WE CAN ENSURE THE INTEGRITY OF YOUR ORGANIC PRODUCE STAYS TRUE FROM THE FARM ALL THE WAY TO YOU.
100% ORGANIC PRODUCE

Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 in addition to historical information. All statements that are not statements of historical fact, including those that relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, future growth, pending legal proceedings and other financial and operating information, are forward-looking statements. We may use the words "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "target" and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to uncertainty and changes in circumstances. We cannot assure you that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, national, regional or local political, economic, inflationary, deflationary, recessionary, business, interest rates, labor market, competitive, market, regulatory, trade policy and other factors, many of which are beyond our control.

In addition to the foregoing, we believe the factors that could cause our actual results to differ materially from the forward-looking statements in this presentation include those referenced in Item 1A - "Risk Factors" in our Annual Report on Form 10-K and in our most recently filed Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements.

Any forward-looking statement made by us in this presentation speaks only as of the date of this report. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws. You are advised, however, to consult any disclosures we may make in our future reports filed with the Securities and Exchange Commission (the SEC). Our reports and other filings with the SEC are available at the SEC's website at www.sec.gov. Our reports and other filings with the SEC are also available, free of charge, through our website at *http://Investors.NaturalGrocers.com*.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), this presentation provides information regarding EBITDA, and Adjusted EBITDA, which are not in accordance with, or an alternative to, GAAP (i.e., non-GAAP measures). The definition and reconciliation from the non-GAAP measures EBITDA and Adjusted EBITDA to net income are provided in the appendix to this presentation.

Additionally, this presentation provides information regarding forward-looking Four-Wall EBITDA, which is a non-GAAP measure. The definition of this non-GAAP measure is provided in the appendix to this presentation.

Company Overview

Founded in 1955, Natural Grocers® is an authentic company guided by its founding principles that continue to drive every aspect of our business practices.

An expanding specialty retailer of natural and organic groceries, body care and dietary supplement products.

We focus on providing high-quality products at Always Affordable℠ prices, exceptional customer service, nutrition education and community outreach.

TTM Net Sales[1]	TTM Adjusted EBITDA[1]
$1.3B	$96M
+8.5% Growth	7.3% Margin

Q3 2025 Sales Mix


9%
19%
72%
Grocery
Dietary Supplements
Body Care, Pet Care & Other

169 stores in 21 states[2]


5
14
4
3
1
6
2
1
4
8
45
3
6
8
7
11
6
6
3
25
1

good4u℠ Crew
- Approximately 4,300[2]
- 80% full time / 20% part time[3]
- Experienced management team
- Prioritize promoting leaders from within our organization

Financial Sustainability[3]
- 21 consecutive years of positive daily average comparable store sales growth
- Diluted earnings per share growth of 350% over the previous five years

[1] Trailing 12 months (TTM) as 6/30/25. See appendix for definition and reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income (a GAAP measure).
[2] As of 6/30/25
[3] Fiscal Year 2024 ended 9/30/24

An Authentic Company Guided by Five Founding Principles

Quality



Every product on our shelves must go through a standards-based screening and approval process.
Our mission includes providing the highest quality groceries and supplements, Natural Grocers brand products and only USDA certified organic, fresh produce.

Nutrition Education



We provide free nutrition education in the communities we serve. Empowering our customers and our Crew members to take charge of their lives and their health is the foundation upon which our business is built.

Always Affordable℠ Pricing



We work hard to secure the best possible prices on all of our customers' favorite natural and organic foods and supplements. We believe everyone should be able to afford to care for their health by buying high-quality, natural and organic products.

Community



From free nutrition education, to bag-free checkouts, to sourcing local products, to our fundraising and donation programs, we strive to serve the communities that help shape our world.

Crew



Our Crew members make our Company great. We work hard to ensure that our Crew members are able to live healthy, balanced lifestyles. We support them with free nutrition education programs, good pay and excellent benefits.

Differentiated Offering

Compelling value proposition comprised of a carefully vetted offering of high-quality, natural and organic products at always affordable prices, and free nutrition education

Product standards are differentiated and include:

- 100% certified organic produce
- 100% pasture-based dairy
- Minimum egg standard is free range
- Humanely raised and sustainably sourced meats, fish and seafood
- More than 50% organic and 65% non-GMO across all products
- Quality Standards Team consistently reviews the latest scientific research to evaluate ingredient issues and concerns. Maintain a growing list of ingredients that are not sold in store.

Committed to affordability

Competitively priced with a value advantage against our larger format competitors


{N}POWER PRICING ONLY!
NATURAL GROCERS
good4u
MEAL DEALS
FEED YOUR FAMILY OF 4
A CLASSIC COBB SALAD
FOR UNDER $17

Nutritional Health Coach Program educates and empowers customers and Crew to make informed decisions

- Every store has a Nutritional Health Coach with a nutrition-related degree
- Provide free one-on-one nutrition health coaching sessions, in-store events, personalized shopping experiences, and hold community nutrition classes
- Serve as an onsite resource for nutrition training and education for crew members

Differentiated Shopping Experience

Small format stores provide a convenient shopping experience

- Average ~10,000 selling square feet for new stores
- Assortment meets core grocery needs
- Average 21K SKUs per store, including 6.7K supplements
- Unique format with no prepared foods or meat counters

Best-in-class customer service

- Focused on the engagement, development, retention and well-being of crew members
- Operational focus on delivering high quality customer service
- Crew members are carefully trained to present nutrition information appropriately with customers



STOCK
EDUCATION CENTER
FROZEN FOODS
VITAMINS
DRY GROCERY
HEALTH AND BEAUTY
CHECKOUT

Our Growth Opportunity


NATURAL GROCERS

Our Growth Opportunity


ORGANIC PRODUCE
NATURAL GROCERS
NATURAL GROCERS
eat organic

- Well-positioned within the attractive, fast growing natural and organic market
- Highly scalable platform
- Convenient, small format stores well suited for all market types
- Differentiated in-store experience with high-quality natural & organic offerings
- Strong brand loyalty and customer following
- Track record of strong operating and financial performance

Our Growth Opportunity: The Market

Natural and organic products continue to outperform conventional as consumers increasingly focus on health, wellness and sustainability

- The U.S. natural and organic products industry sales grew an estimated 5.7% to $325B in 2024, and is expected to grow at an annual rate of 4-6% in the next few years[1]
- Organic fresh produce sales increased 5.7% in 2024 to $9.5B[2]
- U.S. dietary supplement sales grew an estimated 5.2% to $69.3B in 2024 and 9.1% on a two-year basis[1]

Natural and Organic Sales in the U.S. [1]
$ Billions



2019-2024 7% CAGR
4-6% Annual Growth
$231B
$325B
$ IN BILLIONS
400
350
300
250
200
150
100
50
0
2019
2020
2021
2022
2023
2024
2025e
2026e
2027e
2028e

Sources:
[1] New Hope Network / SPINS
[2] Organic Produce Network

Our Growth Opportunity: Store Unit Growth

We believe our attractive, growing and highly profitable existing store base can be replicated with new stores

- Convenient, small box format provides flexibility when seeking new locations
- Profitable in all market types: rural, suburban and urban
- Significant whitespace: opportunity for accelerated store growth in both existing and new markets
- Third party distribution provides flexibility to open anywhere in the United States

169 stores in 21 states (as of 6/30/25)


5
14
4
3
1
6
2
1
6
4
8
45
3
8
7
11
6
6
3
25
1

Metric	New Unit Economics[1]
Sales	• $5M average in first year (12mos) • Comps average low-double-digits through year 5 • Maturity typically by year 6
Four-Wall EBITDA[2]	10-11% of sales by year 5
Cash Investment[3,4]	$2.0-3.6M
Cash-on-Cash Return[4]	25-30% by year 5

[1] Represents targets and not projections; subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results for new stores may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See "Forward-Looking Statements."

[2] Four-Wall EBITDA is a non-GAAP measure. See appendix for a definition of Four-Wall EBITDA. We are not providing a quantitative reconciliation of forward-looking Four-Wall EBITDA targets, as a percentage of sales, because certain reconciling items are not available without unreasonable effort.

[3] Average new store investment including Cap Ex, Inventory and Pre-opening expenses; net of Landlord Incentives

[4] Varies by build type

Our Growth Opportunity: {N}power® Rewards Program and Natural Grocers Brand Products

Leverage our established {N}power Customer Rewards Program

- {N}power penetration approximately 82% of total sales in Q3 2025
- More than 2.6 million {N}power members as of 6/30/25, up 13% from 6/30/24
- Designed to drive higher average transaction size: {N}power members' average basket size is almost 50% more than non-members
- Efficient and effective marketing outreach to {N}power members
- Mobile App provides access to rewards, coupons, recipes, and articles


FEED UP TO 4 PEOPLE
A BURGER MEAL
FOR UNDER $13

Continue to expand our line of Natural Grocers Brand Products

- Positioned as premium quality offerings at compelling prices
- Includes diverse assortment of products found throughout the store
- Represented 8.6% of total sales in Q3 2025
- Introduced 88 new products Q3 2025 YTD; total SKU count is more than 800
- Top selling categories include bulk, dietary supplements, cheese, coffee, bacon, and frozen fruit

Financial Highlights


NATURAL GROCERS

Historical Financial Metrics

Revenue ($ millions) and
Daily Average Comparable Store Sales Growth


1,037
1,056
1,090
1,141
1,242
919
995
12.0%
0.7%
2.6%
3.6%
7.0%
7.0%
8.4%
2020
2021
2022
2023
2024
YTD 2024
YTD 2025
Revenue
Comp %

Adjusted EBITDA ($ millions)*


61
60
62
63
83
61
74
5.9%
5.7%
5.7%
5.6%
6.7%
6.6%
7.4%
2020
2021
2022
2023
2024
YTD 2024
YTD 2025
Adjusted EBITDA
Adjusted EBITDA Margin

Net Income ($ millions)


20
21
21
23
34
25
35
1.9%
1.9%
2.0%
2.0%
2.7%
2.7%
3.5%
2020
2021
2022
2023
2024
YTD 2024
YTD 2025
Net Income
Net Income Margin

Diluted Earnings per Share


$0.89
$0.91
$0.94
$1.02
$1.47
$1.08
$1.49
2020
2021
2022
2023
2024
YTD 2024
YTD 2025

* See appendix for definition and reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income (a GAAP measure). Fiscal year 2020 data has been recast to exclude share-based compensation.

Recent Financial Highlights—Q3 2025

Sales	**Net Sales** **$329M** *+6.3% Growth*	**Sales Comp[1]** **7.4%** • *14.6% comp on a two-year basis* • *Stores 5yrs and older 6.9% comp*	**Transaction Comp[1]** **4.8%** *10th consecutive quarter with positive transaction count comps*	**Basket Comp[1]** **2.4%** *6th consecutive quarter with a year-over-year increase in item count per transaction and modest inflation*
Profitability[2]	**Gross Margin** **+70 basis points**	**Operating Margin** **+50 basis points**	**Net Income** **+26.0% to $11.6M**	**Diluted EPS** **+25.0% to $0.50**

Other events

- Declared quarterly dividend of $0.12 per common share, payable in September 2025
- Management estimates that the United Natural Foods, Inc. (UNFI) cybersecurity incident, that temporarily impacted UNFI's ability to fulfill orders and distribute products to our stores, adversely impacted our third quarter fiscal 2025 net sales by $3.5 million to $4.0 million, daily average comparable store sales by 1.0 to 1.5 percentage points, and diluted earnings per share by $0.04 to $0.05. As of the date of this presentation, our operations have substantially normalized, and we do not expect the disruption to materially impact our operations or financial performance in the future.

[1] Daily Average Comparable Store Sales
[2] Profitability variances compared to Q3'24

Capital Allocation

Strong financial position to support investment in growth

- Strong liquidity position including $13.2 million of cash and cash equivalents and $69.5 million available to borrow on our $72.5 million revolving credit facility. No outstanding borrowings on our credit facility as of 6/30/25.

Commitment to returning value to our stockholders

- Since initiating the dividend in 2019, and including the dividend paid in June 2025, the Company has cumulatively returned $116 million in capital to our stockholders through $5.12 of cumulative cash dividends per common share.[1]
- $10.0 million share repurchase program in place through May 2026, with $8.1 million remaining to be repurchased

Balance Sheet Metrics (6/30/2025)

Cash	$13.2M
Debt[2]	$47.4M
Debt/Adjusted EBITDA[3]	0.5x

Capital Expenditures ($ in millions)



50
40
30
20
10
-
30
28
31
38
39
2020
2021
2022
2023
2024

[1] The timing, declaration, amount and payment of any future cash dividends are at the discretion of the Board and will depend on many factors, including our available cash, working capital, financial condition, earnings, results of operations and capital requirements; the covenants in our credit agreement; applicable law; and other business considerations that our Board considers relevant.
[2] Debt includes finance lease obligations consistent with ASC 842 lease method
[3] Debt/Adj. EBITDA calculation utilizes trailing 12-month Adj. EBITDA. See appendix for reconciliation of Adj. EBITDA (a non-GAAP measure) to Net Income (a GAAP measure).

Guidance

Fiscal 2025	Prior Outlook	Updated Outlook
Number of new stores	3 to 4	2
Number of relocations/remodels	2 to 4	3
Daily average comparable store sales growth	6.5% to 7.5%	7.25% to 7.75%
Diluted earnings per share	$1.78 to $1.86	$1.90 to $1.95
Capital expenditures (in millions)	$36 to $44	$30 to $33

Fiscal 2026	Outlook
Number of new stores	6 to 8



As of August 7, 2025, the Company raised its fiscal 2025 outlook for daily average comparable store sales growth and diluted earnings per share, and updated its outlook for the count of new stores and relocations/remodels, and capital expenditures. The Company also introduced its new store growth for fiscal 2026.

Appendix



Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA

EBITDA and Adjusted EBITDA are not measures of financial performance under GAAP. We define EBITDA as net income before interest expense, provision for income taxes, depreciation and amortization. We define Adjusted as EBITDA as adjusted to exclude the effects of certain income and expense items that management believes make it more difficult to assess the Company's actual operating performance, including certain items such as impairment charges, store closing costs, share-based compensation, amortization of software hosting arrangement (SaaS) implementation costs and non-recurring items.

Management believes some investors' understanding of our performance is enhanced by including EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. We believe EBITDA and Adjusted EBITDA provide additional information about: (i) our operating performance, because they assist us in comparing the operating performance of our stores on a consistent basis, as they remove the impact of non-cash depreciation and amortization expense as well as items not directly resulting from our core operations, such as interest expense and income taxes and (ii) our performance and the effectiveness of our operational strategies. Additionally, EBITDA is a component of a measure in our financial covenants under our credit facility.

Furthermore, management believes some investors use EBITDA and Adjusted EBITDA as supplemental measures to evaluate the overall operating performance of companies in our industry. Management believes that some investors' understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. By providing these non-GAAP financial measures, together with a reconciliation from net income, we believe we are enhancing investors' understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. Commencing with its financial reporting for fiscal year 2021, the Company has revised its definition of Adjusted EBITDA to exclude share-based compensation. The Company's historical presentation of Adjusted EBITDA, including for fiscal year 2020, did not exclude share-based compensation. However, Adjusted EBITDA for fiscal year 2020, as presented in this presentation, has been recast to exclude share-based compensation to enhance the comparability of this measure between fiscal periods. Management believes that excluding share-based compensation from Adjusted EBITDA will enhance investors' ability to assess period-to-period comparisons of the Company's operating performance and make more meaningful comparisons between our operating performance and the operating performance of our competitors.

(continues)

Non-GAAP Financial Measures (continued)

(EBITDA and Adjusted EBITDA, continued)

Our competitors may define EBITDA and Adjusted EBITDA differently, and as a result, our measures of EBITDA and Adjusted EBITDA may not be directly comparable to EBITDA and Adjusted EBITDA of other companies. Items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing financial performance. EBITDA and Adjusted EBITDA are supplemental measures of operating performance that do not represent, and should not be considered in isolation or as an alternative to, or substitute for, net income or other financial statement data presented in the consolidated financial statements as indicators of financial performance. EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of the limitations are:

- EBITDA and Adjusted EBITDA do not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments;
- EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;
- EBITDA and Adjusted EBITDA do not reflect any depreciation or interest expense for leases classified as finance leases;
- EBITDA and Adjusted EBITDA do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments on our debt;
- Adjusted EBITDA does not reflect share-based compensation, impairment of long-lived assets, store closing costs and amortization of SaaS implementation costs;
- EBITDA and Adjusted EBITDA do not reflect our tax expense or the cash requirements to pay our taxes; and
- although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements.

Due to these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA as supplemental information.

Four-Wall EBITDA

Four-Wall EBITDA is a non-GAAP measure. We define Four-Wall EBITDA as EBITDA (as defined above) before allocated corporate expenses, for a single store unit. We are not providing a quantitative reconciliation of forward-looking Four-Wall EBITDA target as a percentage of sales because we are unable to predict, forecast or determine the probable significance of various reconciling items with a reasonable degree of accuracy and without unreasonable effort, and therefore the reconciliation of this non-GAAP measure to the most comparable GAAP measure has been omitted.

EBITDA and Adjusted EBITDA Reconciliation

	Fiscal Year ended September 30,				
	2024	2023	2022	2021	2020
Net income	$ 33,935	$ 23,243	$ 21,365	$ 20,581	$ 20,009
Interest expense, net	4,176	3,299	2,371	2,271	2,048
Provision for income taxes	8,866	5,127	6,419	5,475	5,692
Depreciation and amortization	30,930	28,906	27,906	29,633	31,193
EBITDA	77,907	60,575	58,061	57,960	58,942
Impairment of long-lived assets & store closing costs	2,547	1,464	2,920	1,455	612
Share-based compensation	2,829	1,360	1,186	877	1,129
Adjusted EBITDA [1]	$ 83,283	$ 63,399	$ 62,167	$ 60,292	$ 60,683

	Three months ended June 30,		Nine months ended June 30,	
	2025	2024	2025	2024
Net income	$ 11,605	$ 9,209	$ 34,644	$ 24,925
Interest expense, net	694	1,052	2,367	3,123
Provision for income taxes	3,288	2,586	9,477	6,863
Depreciation and amortization	7,953	7,845	23,791	22,998
EBITDA	23,540	20,692	70,279	57,909
Impairment of long-lived assets & store closing costs	-	402	118	826
Share-based compensation	843	1,062	3,100	1,900
Amortization of SaaS implementation costs	2	-	3	-
Adjusted EBITDA	$ 24,385	$ 22,156	$ 73,500	$ 60,635

[1] Adjusted EBITDA for fiscal year 2020, as presented, has been recast to exclude share-based compensation to enhance the comparability of this measure between fiscal periods